EXHIBIT "A"

                                     PROMISSORY NOTE


             Principal      Loan Date   Maturity    Loan No. Call Collateral
           $2,500,000.00
                           Account        Officer     Initials
                                           ABC

           Borrower: Pioneer Railcorp (TIN:)
                      Alabama Railroad Co. (TIN:)
                      Mississippi Central Railroad Co. (TIN:)

                                     Lender: Citizens Bank and Trust Company
                                             Main office
                                             700 Jackson Street, P.O. Box 50
                                             Chillicothe, Missouri 64601

           Principal Amount $2,500,000      Interest Rate: 11%
                     Date of Note:

           PROMISE TO PAY PRINCIPAL AND INTEREST. For value received, Pioneer Railcorp, an Iowa Corporation, Alabama Railroad Co., an Iowa Corporation, and Mississippi Central Railroad Co., a Mississippi Corporation, with its principal place of business at Holly Springs, Mississippi, ("Borrower"), promise to pay to the order of Citizens Bank and Trust Company, of Chillicothe, Missouri, ("Lender") the principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000), or the aggregate unpaid principal amount of all advances thereon, pursuant to a "Loan Agreement" of even date (the "Loan") all as follows, to-wit; The principal of any advance on the Loan of less than Two Hundred Fifty Thousand Dollars ($250,000) shall be paid in full upon the termination of the Loan Agreement. The principal of any advance on the Loan of Two Hundred Fifty Thousand Dollars ($250,000) or more shall be amortized, with interest as hereinafter provided, over a seven
           (7) year period and paid monthly with interest, commencing one
           (1) month from the date of such advancement.

           Each advance shall bear interest at the initial rate of eleven percent (11%) per annum, adjustable quarterly to two and one-half percent (21/2%) over New York Prime, limited, however, to a one percent (1%) annual increase or decrease, provided, interest shall not be adjusted to exceed thirteen and one-half percent
           (13 1/2%) as a maximum rate nor to reduce below ten percent (10%) per annum. Interest on any advance on the Loan of less than Two Hundred Fifty Thousand Dollars ($250,000) shall be payable upon termination of the Loan Agreement. Interest on any advance on the Loan of Two Hundred Fifty Thousand and N01100 Dollars ($250,000.00) or more shall be amortized with principal over a seven (7) year period and paid monthly with such amortized principal, commencing one (1) month from the date of such advancement.

           PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due.
           LATE CHARGE. If a payment is 16 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment.

           DEFAULT. Borrower will be in default upon the occurrence of any Event of Default as provided in Section Seven of the Loan Agreement.

           LENDER'S RIGHTS. Upon the occurrence of an Event of Default, or upon the occurrence of any event authorizing Lender to accelerate the full and complete payment of this Note, as provided in Section Seven of said Loan Agreement, Lender may exercise any or all of those remedies provided in said Section Seven of the Loan Agreement.

           DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $15.00 if Borrower makes a payment on Borrower's loan and the check or pre-authorized charge with which Borrower pays is later dishonored.

           RIGHTS OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all SUMS owing on this Note (except non-material amounts being negotiated in good faith) against any and all such accounts in the event of default and allowance of all applicable grace periods.

           LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested by Borrower only as provided in the Loan Agreement. All communications, instruction, or directions to Lender are to be directed to Lender's office shown above. The following party or parties are authorized as provided in this paragraph to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: GUY BRENKMAN. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or
           (a) Lender in good faith deems itself insecure under this Note, the Loan Agreement, or any other agreement between Lender and Borrower.

           GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

           PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

           ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING AND THE LOAN AGREEMENT EXECUTED ON EVEN DATE, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

           Borrower:

           Pioneer Railcorp
           By: /s/ Guy Brenkman

           Its: CEO

           Alabama Railroad Co.

           By: /s/ Guy Brenkman
           its: President

           Mississippi Central Railroad Co.

           By:/s/ Guy Brenkman
           Its: President

                                                EXHIBIT "B"

                            PLEDGE AGREEMENT AND ASSIGNMENT

                This Agreement, made and entered into this 8th day of
               March, 1996, by and between Citizens Bank and Trust
           Company, of Chillicothe, Missouri, hereinafter "LENDER", and Pioneer Railcorp, an Iowa Corporation, hereinafter "PLEDGOR".
                WITNESSETH:
                1. In order to induce LENDER to make certain financial accommodations to PLEDGOR and its subsidiaries, and to secure to LENDER repayment thereof in a timely manner, all as provided by the terms of that certain "Loan Agreement" dated March 8th, 1996, PLEDGOR hereby pledges, delivers over and assigns to LENDER as collateral security the following capital common shares of stock, to-wit:
               300,000shares of Alabama Railroad Co., an Iowa Corporation, 1,100,000 shares of Mississippi Central Railroad Co., a
                  Mississippi Corporation.
                2. If, with the consent of LENDER, PLEDGOR shall substitute or exchange other securities in place of those herein mentioned, all of the rights and privileges of LENDER and all of the obligations of PLEDGOR with respect to the certificates Of stock originally pledged or held as collateral hereunder shall be forthwith applicable to such substituted or exchanged securities.
                3. During the term of this Agreement, and provided that
           PLEDGOR is not in default hereof, PLEDGOR shall have the right to vote all stock pledged hereunder and LENDER shall execute due and timely proxies, If necessary, in favor of PLEDGOR for this purpose.
               4. In the event that during the term of this Agreement, subscription warrants or any other rights or options shall be issued in connection with said stock, such warrants, rights and options shall be immediately assigned by LENDER to PLEDGOR. if any of such warrants, rights or options are exercised by PLEDGOR, all new certificates of stock so acquired by PLEDGOR shall be immediately assigned to LENDER to be held under the terms hereof in the manner as the certificates of stock originally pledged under this Agreement.
               5. Upon occurrence of any default, as defined in the "Loan Agreement", or upon any occurrence resulting in acceleration of payment of any indebtedness due Lender by Pledgor, all indebtedness secured hereby shall, at the option of LENDER, become immediately due and payable, notwithstanding any credit or extension of time allowed, and LENDER shall thereupon have all of the rights and remedies granted in the "Loan Agreement". Compliance by LENDER with the provisions of any law prohibiting LENDER from selling evidences of debt under pledge is hereby expressly waived.
               6. This Agreement shall constitute a continuing agreement applying to any and all future, as well as existing, transactions between PLEDGOR and LENDER, and all powers, rights, privileges, obligations, and duties herein set forth shall apply to, inure to the benefit of, and be binding on the successors and assigns of the parties hereto, until terminated upon full payment of the indebtedness due LENDER by PLEDGOR.  Upon full payment of the

           Loan and termination of the Loan Agreement or any extension thereof, LENDER will appropriately release said shares and any other collateral.

                IN WITNESS WHEREOF, the Parties hereto have executed this

           Agreement to triplicate copies thereof, each of which shall be considered an original, the day and year first above written.

                                   Citizens Bank and Trust Company

                                    By: /s/ Andy B. Coffelt, V.P.
                                        LENDER

                                    Pioneer Railcorp
                                    By:/s/ Guy Brenkman, CEO
                                        PLEDGOR
                                     EXHIBIT "C"

                                 LIMITED STOCK POWER


                For value received, the undersigned (hereinafter "Borrower")

           hereby orders, assigns and transfers to Citizens Bank and Trust

           Company, of Chillicothe, Missouri (hereinafter "Lender")

           1,100,000 shares of Mississippi Central Railroad Co. capital stock,

           300,000 shares of Alabama Railroad Co. Outstanding

           in Borrower's name on the books of such corporation,

          represented by certificate no(s).2- Alabama Railroad Co., Number 1

          Mississippi Central Railroad Co.

         solely as security for the

           repayment of all indebtedness due or to be due Lender (the

           "Loan"), and as security for the performance and observance of all covenants and obligations of Borrower in connection

           therewith, all as evidenced and reflected by the following ("Loan

           Documents"):

                Note dated: March 8th, 1996

                Loan Agreement dated: March 8th, 1996

                Pledge agreement and assignment dated: March 8th, 1996



                Borrower hereby irrevocably constitutes and appoints Lender attorney-in-fact to transfer such stock on the books of said

           Corporation and to negotiate said stock in the event of a default of Borrower or specified under the Loan Documents or any

           extension or renewal thereof.

                IN WITNESS WHEREOF, Borrower has executed this Limited Stock

           Power this 8th day of March, 1996.


                                         Pioneercorp


                                         By: Guy L. Brenkman - CEO
                                             Borrower